Exhibit(f)


                             SUPPLEMENTAL AGREEMENT
                             ----------------------

               SUPPLEMENTAL AGREEMENT made as of June 1, 2000, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and Sean F. Orr (hereinafter referred to as "Executive"):

                               W I T N E S S E T H
                               - - - - - - - - - -

               WHEREAS,   the  Corporation  and  Executive  are  parties  to  an
Executive Severance Agreement made as of January 1, 1998 (hereinafter referred to as the "Agreement"); and

               WHEREAS, the Corporation and Executive desire to amend the Executive Severance Agreement;

               NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

               1. Section 5.9. of the Agreement is hereby amended effective June 1, 2000, so as to delete "Two (2.0)" and to substitute therefor "Three (3)".

               2. Except as hereinabove amended, the Agreement shall continue in full force and effect.

               3. This Supplemental Agreement shall be governed by the laws of the State of New York.

                                    THE INTERPUBLIC GROUP OF COMPANIES, INC.

                                    By     /s/ C. Kent Kroeber
                                      ----------------------------------------
                                               C. Kent Kroeber




                                             /s/ Sean F. Orr
                                      ----------------------------------------
                                                 Sean F. Orr